UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

JANUARY 7, 2014

Date of Report (Date of earliest event reported)

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc.

4721 Emperor Boulevard, Suite 200

Durham, NC 27703

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 7, 2014, Patheon Inc. (the “Company” or “Patheon”) filed a revised preliminary proxy statement on Schedule 14A (the “Revised Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). As part of the Revised Proxy Statement, the Company disclosed certain of its financial results for the fiscal year ended October 31, 2013, including Corporate Adjust EBITDA, Corporate Net Free Cash Flow and Corporate Revenue (each as described more fully in the Revised Proxy Statement) in connection with describing the bonuses received by its named executive officers that were tied to achievement of certain financial targets by the Company. Those items can be found under the heading “Special Factors – Executive Compensation – Variable Compensation – Short-Term and Long-Term Incentives – Financial Objectives” in the Revised Proxy Statement. The Company expects to file a full earnings release including these numbers and its other financial results for the fiscal year ended October 31, 2013 separately on Form 8-K.

Additional Information about the Arrangement and Where to Find It

Patheon plans to file with the SEC and furnish to its shareholders a proxy statement and management information circular in connection with the proposed transaction with JLL/Delta Patheon Holdings, L.P. (“Newco”). The proxy statement and management information circular will also be filed on SEDAR. Investors and security holders of Patheon are urged to read the proxy statement and management information circular and the other relevant materials when they become available because such materials will contain important information about Patheon, Newco and the proposed transaction.

Patheon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of Patheon in connection with the proposed transaction. Information about Patheon and its directors and executive officers, including their ownership of Patheon securities, is set forth in the proxy statement for Patheon’s 2013 Annual and Special Meeting of Shareholders, which was filed with the SEC on February 26, 2013, and on SEDAR in Canada on February 27, 2013, as supplemented by other Patheon filings with the SEC and Canadian securities regulators. Investors and securityholders may obtain additional information regarding the direct and indirect interests of Patheon and its directors and executive officers in the proposed transaction by reading the proxy statement and management information circular and other public filings referred to above when it becomes available.

Forward Looking Statements

Certain items in this report may constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian securities laws, including statements regarding the proposed transaction, the filing of a full earnings release on Form 8-K, and the preparation, delivery and availability of a proxy statement and management information circular and other relevant materials in connection with the proposed transaction, which forward-looking statements may use forward-looking terminology such as “may”, “will”, “expect”, “anticipate”, “believe”, “continue”, “potential”, or the negative thereof or other variations thereof or comparable terminology. Such forward-looking statements may include, without limitation, statements regarding the completion of the proposed transaction and other statements that are not historical facts.

These forward-looking statements reflect beliefs and assumptions which are based on Patheon’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. In making these statements, Patheon has made assumptions with respect to: its ability to file a full earnings release on Form 8-K; its ability to obtain the final clearance from the SEC of the proxy statement and management information circular, the ability of Patheon to obtain an interim court order with respect to the proposed transaction; and other matters. Patheon’s beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Patheon’s beliefs and assumptions may prove to be inaccurate and consequently actual events could differ materially from the expectations set out herein.

While such forward-looking statements are expressed by Patheon, as stated in this report, in good faith and believed by Patheon to have a reasonable basis, they are subject to important risks and uncertainties including, without limitation, the possibility that certain assumptions with respect to the proposed transaction could prove to be inaccurate, approval of applicable governmental authorities, and necessary court approvals, and changes in applicable laws or regulations, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. As a result of these risks and uncertainties, the proposed transaction could be modified, restructured, the earning release on Form 8-K may not be filed and theproxy statement and management information circular in connection with the proposed transaction tmay note be filed or delivered to shareholders, and the events predicted in these forward-looking statements may differ materially from actual results or events. These forward-looking statements are not guarantees of future performance, given that they involve risks and uncertainties. Patheon is not affirming or adopting any statements made by any other person in respect of the proposed transaction and expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws or to comment on expectations of, or statements made by any other person in respect of the proposed transaction.

Investors should not assume that any lack of update to a previously issued forward-looking statement constitutes a reaffirmation of that statement. Reliance on forward-looking statements is at an investors’ own risk.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

PATHEON INC.

January 7, 2014	By:	/s/ Stuart Grant
Stuart Grant
Executive Vice President, Chief Financial Officer

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